UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported):
April 18, 2008
REITPLUS, INC.
(Exact Name of Registrant as Specified in Charter)

Maryland (State or Other Jurisdiction of Incorporation)	333-143415 (Commission File Number)	20-8857707 (IRS Employer Identification No.)
8 Greenway Plaza, Suite 1000
Houston, Texas 77046
(Address of Principal Executive Offices)
(713) 850-1400
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
     On April 18, 2008, the Board of Directors and sole shareholder of REITPlus, Inc. (the “Company”) adopted Articles of Amendment (the “Amendment”) to the Company’s Articles of Amendment and Restatement, which became effective on April 24, 2008. The purpose of the Amendment is to amend Section 5.8.3 of the Company’s Articles of Amendment and Restatement to provide that the minimum investment in shares of the Company’s common stock is $10,000, except for purchases by IRA plans, where the minimum initial investment is $5,000. Section 5.8.3 previously provided that all minimum initial investments in shares of the Company’s common stock is $10,000.
     The Amendment is filed as Exhibit 3.1 to this Current Report on Form 8-K, and, pursuant to General Instruction F to the Commission’s Form 8-K, the information contained in the Amendment is incorporated into this Item 5.03 by this reference.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit No.	Description

3.1	Articles of Amendment to the Articles of Amendment and Restatement.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REITPlus, Inc.
Date: April 24, 2008	By:	/S/ Chad C. Braun
Chad C. Braun
Executive Vice President

INDEX TO EXHIBITS

Exhibit No.	Description

3.1	Articles of Amendment to the Articles of Amendment and Restatement.